Exhibit 10.9

HL Acquisitions Corp.

499 Park Avenue, 12th Floor

New York, NY 10022

[●], 2020

Metropolitan Capital Partners V, LLC

HL Acquisitions Holdings LLC

Jeffrey Schwarz Children’s Trust

[●]1

Re: Sponsor Forfeiture

Ladies and Gentlemen:

The undersigned individuals and entities (“Sponsors”), who are directors, officers, and shareholders of HL Acquisitions Corp. (“HL”), purchased ordinary shares of HL, no par value (“HL Ordinary Shares”) and/or warrants exercisable for HL Ordinary Shares at an initial exercise price of $11.50 per share (“HL Warrants”).

In connection with the consummation (“Closing”) of the transactions contemplated under the Business Combination Agreement, dated as of June 6, 2020 (as amended and restated on August 25, 2020, and as may be further amended from time to time, the “Business Combination Agreement”), by and among HL, Fusion Fuel Green PLC, a public limited company incorporated in Ireland, and the other parties thereto, the Sponsors hereby agree to forfeit, and agree that HL shall terminate and cancel as of the Closing, an aggregate of 125,000 HL Ordinary Shares and 125,000 HL Warrants, as allocated among the Sponsors on Exhibit A hereto. Please indicate your agreement to the foregoing by signing in the space provided below.

[signature page follows]

1 Note: other parties may be designated by Jeffrey Schwarz

Very truly yours,

HL ACQUISITIONS CORP.

By:
Name:	Jeffrey E. Schwarz
Title:	Chief Executive Officer

ACCEPTED AND AGREED TO:

METROPOLITAN CAPITAL PARTNERS V, LLC

By:
Name:	Jeffrey E. Schwarz
Title:	Managing Member

HL ACQUISITIONS HOLDINGS LLC

By:
Name:	Jeffrey E. Schwarz
Title:	Managing Member

JEFFREY SCHWARZ CHILDREN’S TRUST

By:
Name:	Craig Frank
Title:	Trustee

[OTHER DESIGNEES TBD]

Exhibit A

Sponsor Name	HL Ordinary Shares Forfeited	HL Warrants Forfeited

TOTAL	125,000	125,000

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